Tenable Overview September 2018

Forward Looking Statements This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding our future results of operations and financial position, our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements we make. You should not rely on forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Neither we, nor any other person, are under any duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. By receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business. This presentation includes non-GAAP financial measures which have certain limitations and should not be considered in isolation, or as alternatives to or substitutes for, financial measures determined in accordance with GAAP. The non-GAAP measures as defined by us may not be comparable to similar non-GAAP measures presented by other companies. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by these or other unusual or non-recurring items. See the GAAP to Non-GAAP Reconciliation section for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures. All third-party trademarks, including names, logos and brands, referenced by us in this presentation are property of their respective owners. All references to third-party trademarks are for identification purposes only. Such use should not be construed as an endorsement of our products or services. 2

Empowering every organization to understand and reduce their cybersecurity risk 3

Tenable at a glance(1) >24,000 >50% ~120% $0M Customers of Fortune 500 Dollar-based net expansion Primary institutional capital rate raised prior to IPO (2) Revenue $188 ($ in millions) ~2M Subscription Cumulative, unique Business model $124 downloads $93 160+ 1,000+ Countries Employees 2015 2016 2017 YoY Growth 33% 51% 1. See Endnotes for additional information related to the figures presented. 2. We adopted ASC 606 on January 1, 2017 using the modified retrospective method. The 2015 and 2016 consolidated statements of operations were not adjusted for the adoption of ASC 606. 4

Investment highlights One of the most recognized brands in security Data asset drives network effects Unique approach to secular growth opportunity High growth, recurring model System of record for security 5

Digital transformation increases IT complexity and cybersecurity risk Growth of Adoption of applications cloud computing Proliferation of IoT Rise of and OT DevOps 6

Cybersecurity risk is business risk Casino Gets Hacked Through Its Internet-Connected Fish Tank Vital Boeing computer network infected with WannaCry virus – is it Thermometer safe to fly? 7

Understanding cyber risk is strategic and foundational Where are we Where should we prioritize Are we reducing How do we compare to exposed? based on risk? exposure over time? our peers? Cyber Exposure Command Center Protection Detection and response 8

Breadth of Tenable visibility IoT BYOD Containers OT Virtual Machines IT complexity Cloud Old paradigm On-Prem Desktops Laptops Servers Attack surfaces 9

Depth of Tenable analytics 10

Tenable enterprise platform offering Risk-based analytics, prioritization, benchmarking Tenable ecosystem Tenable ecosystem third-party data third-party systems Web Vulnerability Container Industrial Policy and application Assets management security security compliance Configuration Management scanning Database Vulnerabilities Platform and integration services IT Systems Management Governance, Risk and Threats Compliance Nessus Nessus Web Workload Nessus passive Public cloud active application image agent network connector scanner scanner registry monitor 11

Technology ecosystem enhances platform value 12

Why customers choose Tenable Agent Workflow integration Active Multi-faceted data sensors Passive Web Applications Public Cloud Connector Workload Image Registry Benchmarking Data science and analytics Breadth of coverage Prioritization 13

Deeply trusted brand amongst large global community Approximately 2M cumulative, unique downloads of Vulnerability management skills on Free Nessus globally(1) LinkedIn 2.0 1.8 Tripwire 1.6 1.4 1.2 There are ~750K security professionals in the U.S.(1) 1.0 Rapid7 0.8 0.6 0.4 0.2 Qualys - 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1. Please see the Endnotes section of the Appendix for further detail. 14

Data asset drives significant network effects Tenable Research (Data science insights) Valuable data asset Customers Nessus community Tenable R&D 15

Tenable can be the system of record for security HR CRM IT Security 16

Large and underpenetrated TAM Traditional vulnerability management market(1) Bottoms-up analysis $ in billions 2019 TAM $16Bn New analytics products $6.0 13% CAGR $3.7 Expand Modern IT assets Penetrate traditional IT assets in existing customer base Traditional vulnerability management market $188M 2017 Revenue Existing 2017 2021 Land customers 1. Please see the Endnotes section of the Appendix for details on source information. 17

Differentiated go-to-market efficiently addresses all organizations Word of mouth & Marketing Channel-in community Internet events / advertising / PR opportunities • Nessus on-ramp contributes to land Lead Free / paid Back-to-base Evaluations Cross-selling generation on-ramp products marketing and expand model • Broad channel engagement, serving both enterprise and mid-market Touch No Touch – Currently, channel drives 20%+ of Inside Field Customer new enterprise leads Sales model Channel eCommerce sales sales success • Growth in enterprise account management model Channel Fulfillment 18

World class customer base 24,000+ >25% >50% Customers of Global 2000 of Fortune 500 Vodafone UK U.S. Department U.S. Social U.S. Department U.S. Department U.S. Department of Veterans Security of Agriculture of Defense of Energy Affairs Administration 19

Customer examples Highly dynamic cloud IoT + cloud Analytics environment Fortune 100 Retailer Single platform for Cyber Exposure across 1 million+ Securing over 100,000 assets including store kiosks First Data replaced an existing solution with Tenable. assets spanning traditional and modern IT assets and connected roasting machinery Our analysis and reporting tools allow the CISO to and cloud environments understand cyber risk and optimize resource allocations to address that risk 20

Growth strategy Acquire new enterprise platform customers Expand asset coverage Invest in technology and expand use cases Accelerate international expansion 21

Experienced management team and board Amit Yoran Steve Vintz Jack Huffard Jennifer Johnson CEO & Chairman CFO Co-Founder, COO & Director CMO John Negron Renaud Deraison Co- Dave Cole Steve Riddick Bridgett Paradise CRO Founder & CTO CPO General Counsel Chief People Officer Art Coviello Ping Li Jerry Kennelly Former Chairman and CEO, RSA General Partner, Accel Former Chairman and CEO, Riverbed Brooke Seawell Richard Wells Kim Hammonds Director, Tableau & NVIDIA Managing Director, Insight Former COO, Deutsche Bank 22

Financial Overview

Financial highlights Rapid, recurring revenue growth at scale Balanced and diversified model Land-and-expand model Capital efficient business 24

Rapidly growing revenue Annual revenue(1) Quarterly revenue(1) $ in millions $ in millions $64 $59 $54 $188 42% $49 CAGR $44 $40 $36 $124 $34 $29 $93 $26 2015 2016 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2016 2017 2018 YoY Growth 58% 53% 45% 50% 46% 44% 1. We adopted ASC 606 on January 1, 2017 using the modified retrospective method. The 2015 and 2016 consolidated statements of operations were not adjusted for the adoption of ASC 606. 25

Composition of revenue % Revenue by line item(1)(2) % Recurring(1) 3% 2% 2% 14% 14% 11% 11% 24% 32% 27% 86% 86% 89% 89% 71% 74% 65% 2016 2017 LTM Q2'18 2016 2017 Q1'18 Q2'18 Subscription Perpetual and maintenance Professional services Recurring Non-recurring 1. We adopted ASC 606 on January 1, 2017 using the modified retrospective method. The 2015 and 2016 consolidated statements of operations were not adjusted for the adoption of ASC 606. 2. Maintenance revenue is $26 million in 2016 and $29 million in 2017 and is typically approximately 60% of the perpetual and maintenance line item. 26

Strong growth in calculated current billings Calculated current billings(1) Annual, $ in millions $236 43% 39% $77 Growth CAGR 47% $65 $158 Growth $56 $115 $44 2015 2016 2017 Q1 2017 Q1 2018 Q2 2017 Q2 2018 1. Figures presented here are Non-GAAP financial measures. Please reference Appendix for a reconciliation of GAAP to Non-GAAP financial measures. 27

Balanced and diversified model By customer size(1) By geography(2) Enterprise Mid Small Americas EMEA APAC 1. Based on 2017 calculated billings. Size based on employee count; large enterprises include those with >2,500 employees; small enterprises include those with <250 employees. 2. Based on 2017 revenue. 28

Landing higher value customers New logo enterprise platform customers(1) LTM $100K+ ACV accounts(2) up 21x 340 307 1,017 265 786 216 181 145 124 100 301 282 74 55 45 16 19 23 2016 2017 Q1'18 Q2'18 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 YOY Growth 29% 64% 30% 244% 289% 203% 176% 164% 145% 116% 146% 112% 88% 1. Chart represents new enterprise platform customer acquisitions excluding upsells. Enterprise platform customer defined as a customer that has licensed Tenable.io or SecurityCenter for an annual amount of $5,000 or greater. 2. Chart represents the number of customers with $100K and greater of annual contract value for the last 12 months. 29

Multiple ways to land and expand Annual contract value • Nessus serves as a cost- effective on-ramp to larger enterprise platform sales Nessus upsells New logos • Elastic, asset-based pricing On-ramp: model Platform Nessus • Proven land-and-expand strategy More assets and applications • 86% recurring revenue(1) 1. Recurring revenue figure for 2017. 30

Land and expand model Enterprise platform $ ARR by cohort(1) ($ in millions) $160 $140 ~120% $120 Dollar-based net expansion rate $100 $80 $60 Incremental $40 10 percentage $20 points in dollar-based net expansion rate if perpetual $0 license upsells and services 2013 2014 2015 2016 2017 are included Year of initial transaction (platform $ARR) Pre-2013 2013 2014 2015 2016 2017 1. We define enterprise platform ARR as subscription and maintenance payments we would contractually expect to receive from enterprise platform customers over the following 12 months. 31

Investment highlights One of the most recognized brands in security Data asset drives network effects Unique approach to secular growth opportunity High growth, recurring model System of record for security 32

Appendix

Non-GAAP reconciliations

Calculated Current Billings: We define calculated current billings, a non-GAAP financial measure, as revenue recognized in a period plus the change in current deferred revenue in the corresponding period. We believe that calculated current billings is a key metric to measure our periodic performance. Given that most of our customers pay in advance (including multi-year contracts), but we generally recognize the related revenue ratably over time, we use calculated current billings to measure and monitor our ability to provide our business with the working capital generated by upfront payments from our customers. We believe that calculated current billings, which excludes deferred revenue for periods beyond twelve months in a customer's contractual term, more closely correlates with annual contract value and that the variability in total billings, depending on the timing of large multi-year contracts and the preference for annual billing versus multi-year upfront billing, may distort growth in one period over another.

The following table presents a reconciliation of revenue, the most directly comparable GAAP measure, to calculated current billings for each of the periods presented:

Calculated Current Billings:	2015	2016	2017	Q1 2017	Q2 2017	Q1 2018	Q2 2018
Revenue	$93,466	$124,371	$187,727	$40,481	$44,149	$59,107	$63,592
Deferred revenue (current), end of period	54,721	88,011	154,898	110,605	122,190	160,503	174,277
Deferred revenue (current), beginning of period[1]	(33,163)	(54,721)	(107,006)	(107,006)	(110,605)	(154,898)	(160,503)
Calculated current billings	$115,024	$157,661	$235,619	$44,080	$55,734	$64,712	$77,366

1. In connection with adopting ASC 606, we recorded $19.0 million of current deferred revenue on January 1, 2017 related to perpetual license revenue recognized in prior periods.

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Endnotes Referenced from Page 4: 1. All figures presented are as of March 31, 2018, unless otherwise noted. 2. We adopted ASC 606 on January 1, 2017 using the modified retrospective method. The 2015 and 2016 consolidated statements of operations were not adjusted for the adoption of ASC 606. Referenced from Page 15: 1. Unique downloads are based on each unique email address utilized to register for the use of Nessus Home. 2. Determined by data available through CyberSeek, part of the U.S. Commerce Department’s National Institute of Standards and Technology. Referenced from Page 18: 1. Traditional Vulnerability Management Market includes the Policy and Compliance and Device and Application Vulnerability Assessment segments as reported by IDC in their Worldwide Security and Vulnerability Management Forecast, 2017–2021, dated January 2018. Referenced from Page 32: 1. We believe our ability to expand sales with customers is most effectively measured by our dollar-based net expansion rate. We utilize dollar-based net expansion rate to measure the long-term value of our customer relationships because it is driven by our ability to retain and expand the revenue generated from our existing customers. We calculate dollar-based net expansion rate as follows: • Denominator: To calculate our dollar-based net expansion rate as of the end of a reporting period, we first establish the ARR from all active subscriptions and maintenance from perpetual licenses as of the last day of the same reporting period in the prior year. This represents recurring payments that we expect to receive in the next 12-month period from the cohort of customers that existed on the last day of the same reporting period in the prior year. • Numerator: We measure the ARR for that same cohort of customers representing all subscriptions and maintenance from perpetual licenses based on customer orders as of the end of the reporting period. We calculate dollar-based net expansion rate by dividing the numerator by the denominator. 35